NEWS RELEASE

OppFi Provides Business Update, Announces Participation in the ThinkEquity Conference, and Schedules Third Quarter 2022 Earnings Conference Call

10/25/2022

CHICAGO--(BUSINESS WIRE)-- OppFi Inc. (NYSE:OPFI) ("**OppFi**" or the "Company"), a leading financial technology platform that powers banks to help the everyday consumer gain access to credit, today provided a business update, announced its participation in the ThinkEquity Conference, and scheduled its third quarter 2022 earnings conference call for after the market-close on Wednesday, November 9, 2022.

Third Quarter 2022 Preliminary Unaudited Financial Results, Three Months Ended September 30, 2022

Total Revenue is expected to be approximately $124.2 million.

Net Loss is expected to be approximately ($0.7) million.

Adjusted Net Income is expected to be approximately $0.8 million.

"We are pleased by our preliminary third quarter results, which were in-line with our expectations," said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi. "We reiterate our full-year guidance for 2022, based on strong demand, credit performance consistent with our forecast, and disciplined expense management. We remain confident that OppFi's profitability will rebound in 2023 based on the strategic credit adjustments undertaken in July, which have already generated substantially lower early delinquency rates that are near pre-pandemic levels for both new and refinanced loans."

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ThinkEquity Conference

OppFi will participate in the ThinkEquity Conference on October 26, 2022, at the Mandarin Oriental, New York. Todd Schwartz and Pam Johnson, Chief Financial Officer, will present at 9:00 a.m. ET. The webcast of the presentation will be available on the Investor Relations section of OppFi's website.

Third Quarter 2022 Conference Call

The Company will report financial results for the third quarter 2022 after the market-close on Wednesday, November 9, 2022. Management will host a conference call at 5:00 p.m. ET to discuss the financial results and business outlook. The webcast of the conference call will be available on the Investor Relations section of OppFi's website.

The conference call can also be accessed with the following dial-in information:

- Domestic: (877) 407-0789
- International: (201) 689-8562

An archived version of the webcast will be available on OppFi's website.

About OppFi

OppFi (NYSE: OPFI) is a leading financial technology platform that powers banks to help the everyday consumer gain access to credit. Through its unwavering commitment to customer service, the Company supports consumers, who are turned away by mainstream options, to build better financial health. In 2021, OppFi was recognized by the Deloitte North America Technology Fast 500 for the fourth consecutive year. OppFi maintains a 4.6/5.0 star rating on Trustpilot with more than 3,500 reviews, making the Company one of the top consumer-rated financial platforms online, and an A rating from the Better Business Bureau (BBB). For more information, please visit **oppfi.com**.

Financial Disclosure Advisory

OppFi has not yet completed its reporting process for its third quarter 2022 ended September 30, 2022. The preliminary results presented herein are approximate and based on its reasonable estimates and the information available to it at this time. As such, OppFi's actual results may vary materially from the preliminary results presented herein and will not be finalized until OppFi reports its final results for its third quarter 2022 after the completion of its normal quarter-end accounting procedures. In addition, any statements regarding OppFi's

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estimated financial performance for the third quarter 2022 do not present all information necessary for an understanding of OppFi's financial condition and results of operations as of and for the three months ended, and nine months ended, September 30, 2022.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," “possible,” "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, projections of OppFi's future financial performance, including OppFi's expectations with respect to its third quarter 2022 results and full year 2022 guidance, the future performance of OppFi's platform, and expectations for OppFi's growth. These forward-looking statements are based on OppFi's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of inflation on OppFi's business; the impact of COVID-19 on OppFi's business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi's bank partners will continue to lend in California and whether OppFi's financing sources will continue to finance the purchase of participation rights in loans originated by OppFi's bank partners in California; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi's filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in

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its expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financial Measures

This press release includes certain preliminary non-GAAP financial measures that are unaudited and do not conform to GAAP, such as Adjusted Net Income. Adjusted Net Income is defined as Net Income, plus (1) amortization of debt transaction costs and (2) other addbacks and one-time expenses, including one-time implementation fees, stock compensation expenses, IPO readiness costs, management fees, recruiting fees, and severance, retention and relocation costs, adjusted for taxes assuming a tax rate of 24% for the three months ended September 30, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation for OppFi's non-GAAP financial measures to the most directly comparable GAAP financial measures is in the table below.

Reconciliation of Non-GAAP Financial Measures

(in millions) Unaudited	Preliminary Results Three Months Ended September 30, 2022
Net loss	($0.7)
Provision for income taxes	1.0
Debt Amortization	0.6
Other addback and one-time expenses	0.1
Adjusted EBT	1.0
Less: pro forma taxes	(0.2)
Adjusted net income	$0.8

Investor Relations: **investors@oppfi.com**

Media Relations: **media@oppfi.com**

Source: OppFi

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